Income taxes - Schedule of Components of Income Tax Expense (Benefit) (Detail) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)	Dec. 31, 2023 CNY (¥)
Current income tax
PRC mainland	¥ 172		¥ (206)
Non-PRC mainland	6,210		341
Total current	6,382		135
Deferred income tax
PRC mainland	0		0
Non-PRC mainland	812		0
Total deferred	812	$ 116	0	¥ 0
Total Income tax expense	¥ 7,194	$ 1,029	¥ 135	¥ 0